As filed with the Securities and Exchange Commission on August 27, 2002

                                              Securities Act File No. _______
                                    Investment Company Act File No. 811-21191

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-1A
                REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                      OF 1933 |X| Pre-Effective Amendment
                                    No. |_|
                       Post-Effective Amendment No. |_|
                                    and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                               Amendment No. |_|
                       (Check Appropriate Box or Boxes)

                               _________________

                       SGAM VARIABLE SERIES FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)
                             560 Lexington Avenue
                           New York, New York            10022
              (Address of Principal Executive Offices) (Zip Code)
                                (212) 278-4569
             (Registrant's Telephone Number, including Area Code)

                               _________________

                    Irwood Schlackman                                              Copy to:
               c/o SG Asset Management Inc.                                 John A. MacKinnon, Esq.
                   560 Lexington Avenue                                 Sidley Austin Brown & Wood LLP
                 New York, New York 10022                                     787 Seventh Avenue
         (Name and Address of Agent for Service)                           New York, New York 10019

                               _________________

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                               _________________


     Title of Securities Being Registered: Common Stock, par value $.10 per share.

                               _________________

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registrant Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS, Dated August 27, 2002


                         The Principal Protection Fund

                      of SGAM Variable Series Funds, Inc.

                                  Prospectus
                                _________, 2002


The Principal Protection Fund (the "Fund") is offering its shares ("Shares") exclusively to separate accounts funding variable annuity contracts issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. SG Asset Management, Inc. (the "Investment Adviser" or "SGAM") acts as the Fund's Investment Adviser. The Fund is one series of SGAM Variable Series Funds, Inc. (the "Company"), an open-end series investment company registered under the Investment Company Act of 1940.

The Subscription Period for the Fund will run from _______, 2003 through ______, 2003. The Fund will not begin allocating investments between the S&P Component and the Fixed-Income Component (each as defined herein) until at least $500,000 in net subscriptions have been received and will invest subscriptions in money market instruments in the Fixed-Income Component prior to that point. The Fund will be terminated if net subscriptions totaling less than $50 million have been received by the end of the Subscription Period.

This Prospectus contains information you should know before investing, including information about the risks and opportunity costs of the Fund's "principal protection" feature. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       The Principal Protection Fund of
                       SGAM Variable Series Funds, Inc.
                               Table of Contents

                                                                       PAGE

GENERAL FACTS
------------------------------------------------------------------------------

About the Fund...............................................................2
Risk/Return Bar Chart........................................................9
Fees and Expenses............................................................9

YOUR ACCOUNT
------------------------------------------------------------------------------

The Insurance Companies.....................................................11
How to Buy and Sell Shares..................................................12
How Shares are Priced.......................................................12
Dividends, Capital Gains and Taxes..........................................13
Management of the Fund......................................................14
Additional Information......................................................14

FOR MORE INFORMATION
------------------------------------------------------------------------------

Shareholder Reports.................................................Back Cover
Statement of Additional Information.................................Back Cover

General Facts



Understanding Key Terms:

Subscription Period -- the Fund will offer Shares from ________, 2003 through ____, 2003. The Fund will be terminated if net subscriptions totaling less than $50 million have been received by the end of the Subscription Period.

Minimum NAV Assurance --the Investment Adviser has agreed with the Fund that the Net Asset Value (NAV) per Share at the Maturity Date will be at least equal to 100% of the Fund's highest NAV per Share achieved as of the Close of Business on any day during the Subscription Period, reduced by any subsequent distributions on a per Share basis, plus 1.59% per year, the highest level of variable contract charges applicable to any affected variable annuity during the seven year Time Horizon from the end of the Subscription Period to the Maturity Date (the "Minimum NAV per Share").

The Minimum NAV Assurance is achieved by the Investment Adviser's asset allocation strategy combined with its Minimum NAV Undertaking to contribute cash to the Fund in the amount of any Minimum NAV Shortfall between the actual Net Asset Value per Share as of the Maturity Date and the Minimum NAV per Share multiplied by the number of Shares outstanding.

Net Asset Value ("NAV") per Share -- the market value of the Fund's total assets minus the market value of its total liabilities, divided by the number of Shares outstanding.

Maturity Date -- the seventh anniversary of the last business day of the calendar month on or during which the Subscription Period ends.

Time Horizon -- the seven-year period from the end of the Subscription Period until the Maturity Date.


ABOUT THE FUND


Shares will be offered only during the Subscription Period. Shares cannot be sold after the Subscription Period due to the Fund's Principal Protection feature. However, Shares of other Series with later Maturity Dates are expected to be available on a regular basis. The Fund will not begin allocating investments between the S&P Component and the Fixed-Income Component until at least $500,000 in net subscriptions have been received and subscriptions will be invested in money market instruments in the Fixed-Income Component prior to that point.

The Fund's investment objective:

The Fund's investment objective is to provide Shareholders with the investment return generated by optimizing the allocation of the Fund's assets to the equity securities and related instruments which comprise the S&P Component while preserving sufficient capital to provide the Minimum NAV Assurance.

If the NAV per Share on the Maturity Date is less than the Minimum NAV per Share, the Investment Adviser will pay the Fund the Minimum NAV Shortfall in immediately available funds. Societe Generale, the ultimate parent of the Investment Adviser, has agreed to contribute sufficient assets to the Investment Adviser to ensure that the Investment Adviser is able to fulfill its financial obligations under the Minimum NAV Undertaking.

The Investment Adviser's priority in implementing its asset allocation strategy will be to conserve Fund assets by allocating to the Fixed-Income Component so that no amounts are due under the Minimum NAV Undertaking. Consequently, there can be no assurance as to any investment returns generated by the Shares, irrespective of increases in the S&P 500 and/or in the S&P Component during the Time Horizon.

Present Value -- the value of a given amount payable in the future discounted back to the present. In the case of the Fund, the present value of the Minimum NAV per Share indicates the amount of assets per Share that the Fund needs to have, at any given point in time, in order to provide the Minimum NAV Assurance without SGAM having to make payments under the Minimum NAV Undertaking.

Fixed-Income Securities -- security that pays a fixed-rate of interest, such as corporate or U.S. Government bonds or a fixed dividend, such as preferred stock.

Duration - the sensitivity of fixed-income securities to changes in interest rates.

Yield - the income generated by an investment in fixed-income securities.

Equity Securities -- common stock or other investments whose price is linked to the value of common stock.




If the Investment Advisory Agreement between the Investment Adviser and the Fund is terminated prior to the Maturity Date (including during the Subscription Period), the Minimum NAV Assurance will assure that the NAV per Share on such date will be at least equal to the then present value of the Minimum NAV per Share.

The Fund's investment components:

The Fund will not implement an "investment strategy" in any conventional sense. Rather, SGAM's asset allocation strategy seeks to optimize the exposure of an account to a "risky" asset class (in the case of the Fund, the S&P Component), while reducing and, if necessary, eliminating market exposure before losses in excess of a pre-determined level are incurred (in the case of the Fund, losses that would cause the NAV per Share to decline below the present value of the Minimum NAV per Share). SGAM will not attempt, and does not purport, to add value through its selection of the particular instruments included in the S&P and Fixed-Income Components. SGAM's selection of the instruments to be included in the S&P 500 and Fixed-Income Components will be driven by the ease and efficiency with which they can be used in SGAM's asset allocation model, not by the objective of maximizing returns to the Fund.

The Fixed-Income Component constitutes a basket of low risk, low return investments with a fixed and determinable return, whereas the return on the S&P Component is speculative. Consequently, allocating assets to the Fixed-Income Component is a means of reducing market exposure and recognizing a determinable yield on the Fund's assets, thereby assuring that the NAV per Share does not fall below the present value of the Minimum NAV per Share. Allocating assets to the S&P Component, on the other hand, increases both the market risk and the profit potential of the Shares.

o The Fixed-Income Component -- consisting of investment-grade fixed-income securities, including securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities of a short to intermediate duration, as well as short-term paper, deposits, cash or cash equivalents, and interest rate swaps. The Fixed-Income Component also may include STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding
     U.S. Treasury or agency bond and selling them as individual securities, as well as corporate bonds rated [BBB-] [AA-] or higher by Standard & Poor's and/or [Baa3][Aa3] or higher by Moody's Investors Services, Inc. or determined to be of equivalent quality by the Investment Adviser, futures on U.S. Treasury securities and money market instruments. The Investment Adviser seeks to select investments for the Fixed-Income Component with financial characteristics such as duration and yield that in the aggregate will, at any point in time, replicate those of a portfolio of zero coupon bonds that mature at or near the Maturity Date. The
     Investment Adviser will not attempt to enhance the yield on the Fixed-Income Component; and

o The S&P Component -- the S&P Component seeks to track the performance of the Standard and Poor's 500 Index (the "S&P 500") by investing in a portfolio of equity securities and other instruments, including, but not limited to, S&P index futures contracts and, to the extent permitted by law, in exchange traded funds and other investment companies that seek to replicate the S&P 500. The S&P 500 is an unmanaged stock market index comprised of the common stocks of 500 of the largest publicly traded companies in the United States selected by Standard and Poor's Corporation ("S&P"). "Standard & Poor's(R)", "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc.[ and have been licensed for use by the Fund]. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. For more information see "Investment Strategy and Restrictions--Standard & Poor's" in the Fund's Statement of Additional Information.

In selecting instruments for the Fixed-Income and S&P Components, the Fund reserves the right, at a future date, to invest the Fund's assets in other open-end registered investment companies advised by the Investment Adviser or affiliates to the extent permitted by applicable law and provided any such investment is consistent with the Fund's investment objective.

Possible Termination of the Investment Advisory Agreement

If the Investment Advisory Agreement is terminated prior to the Maturity Date, the Minimum NAV Assurance assures investors that the NAV per Share is not less than the present value of the Minimum NAV per Share.

The Investment Advisory Agreement may be terminated at the election of the Investment Adviser under certain circumstances specified in the Investment Advisory Agreement (the "Termination Events"). The Termination Events are as follows:

     o the Investment Adviser is required to do so by applicable law or regulation or is involuntarily dissolved or declared bankrupt or insolvent by a governing regulatory body; or, as a result of circumstances beyond its control, ceases to have full authority and sole discretion to manage, and allocate between, the S&P Component and the Fixed-Income Component;

     o on any business day after the end of the Subscription Period, the aggregate sales of the Shares minus the aggregate redemption of Shares is less than $15 million; or

     o there is a change in the portfolio diversification requirements for registered investment companies set forth either in the Internal Revenue Code of 1986 or the Investment Company Act of 1940 that materially adversely affects the Investment Adviser's ability to provide the Minimum NAV Assurance.

The Investment Adviser must provide at least 90 days' notice of termination of the Investment Advisory Agreement. The Investment Advisory Agreement may also be terminated by the Board of Directors of the Company or by vote of the Shareholders.

The Portfolio Manager:

Marc Paasch of SGAM is the portfolio manager of the Investment Adviser responsible for overseeing the Fund's asset allocations as well as the management of the S&P Component and the Fixed-Income Component. Marc joined SGAM in 2002.

Opportunity Costs:
The Minimum NAV Assurance has substantial opportunity costs -- in order to provide the Minimum NAV Assurance, SGAM will allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the low-risk, low-return Fixed-Income Component.


In making allocations between the Fixed-Income and the S&P Components, the Investment Adviser will consider, among other things, the market value of the Fund's assets as compared to the present value of the Minimum NAV per Share, the volatility of the equity and fixed-income markets, the expected return on the Fixed-Income Component, and the length of time remaining until the Maturity Date.

It is expected that a significant portion of the Fund's assets will be allocated to the Fixed-Income Component in order to provide the Minimum NAV Assurance without risk of SGAM having itself to contribute monies to the Fund pursuant to the Minimum NAV Undertaking.

The opportunity cost of the Minimum NAV Assurance -- the reduction in the Fund's participation in the S&P Component in order to conserve Fund assets to a level above the present value of the Minimum NAV per Share -- is substantial.

Initially, allocation to the Fixed-Income Component may be over 70% of the Fund's assets. If the market value of the S&P Component rises, the percentage of the Fund's assets allocated to the S&P Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Fund will affect these allocations. For example, if the Fund incurs early losses, SGAM may allocate 100% of the Fund's assets to the Fixed-Income Component for the entire Time Horizon, irrespective of subsequent upward movements in the S&P 500 and/or the S&P Component. The Fund is not required to allocate any minimum percentage of assets to the S&P Component. The S&P 500 and/or the S&P Component may increase substantially over the Time Horizon but the NAV per Share on the Maturity Date may equal only the Minimum NAV per Share, whereas had Shareholders simply invested in "risk free" Treasury securities with a duration corresponding to the Time Horizon, the value of their investment as of the Maturity Date would have been substantially higher.

No Assurance of the Level of the Fund's S&P Component Participation

The extent to which the Fund participates in upward movements in the S&P Component over the Time Horizon will be "path dependent." Depending on the performance of the Fund, the performance and volatility of the Fixed-Income and S&P Components, interest rates and other factors, the Fund might capture a material portion, very little or none of any S&P Component increase over the Time Horizon.

SGAM's asset allocation model is designed to optimize the Fund's participation in the S&P Component, given the parameters (the Minimum NAV per Share and the length of the Time Horizon) of the Minimum NAV Assurance. Nevertheless, investors, in purchasing Shares, are achieving the comfort of the Minimum NAV Assurance at the expense of material opportunity costs.

Alternative to the Fund's "Principal Liability"

An investor could achieve his or her own Minimum NAV Assurance, at a lower cost than that imposed on the Fund, simply by investing in an S&P 500 fund the difference between the Minimum NAV per Share and the present value of the Minimum NAV per Share, while investing the remainder of what would have been such investor's subscription to the Fund in fixed-income instruments. However, an investor who did so would not recognize the potentially enhanced participation in the S&P Component which the Investment Adviser's asset allocation models make possible if the Fund's Net Assets per Share increase materially above the present value of the Minimum NAV per Share. Depending upon the performance of the Fund, the Fund's "optimized" participation in the S&P Component can result in significantly more S&P Component participation than a static S&P Component investment.

The S&P 500 and the S&P Component

The Investment Adviser will attempt to select instruments for the S&P Component which mirror (not outperform) the S&P 500. The Investment Advisor has a reasonable expectation that there will be a close relationship between the S&P Component and the S&P 500. However, a number of factors could cause a divergence between the two, including: transaction costs, changes in the composition of the S&P 500 or in the number of shares outstanding for the components of the S&P 500, the timing and amount of Shareholder redemptions and the instruments selected by the Investment Adviser for the S&P Component. As a result of the S&P Component including instruments which do not entirely replicate the S&P 500, it is likely that some discrepancy (or "tracking error") will develop between the S&P Component and the S&P 500 itself.

Termination of the Fund

On the first business day following the Maturity Date, the Fund will terminate and the Shares will be redeemed.

The Costs of the Minimum NAV Assurance

Opportunity Costs

Although the investment objective of the Fund is to optimize its participation in the S&P Component, the primary objective of the Investment Adviser's asset allocation model is to preserve sufficient Fund assets to generate the Minimum NAV Assurance without SGAM incurring any financial obligations under the Minimum NAV Undertaking.

It is possible that on the Maturity Date, a Shareholder could receive only the Minimum NAV per Share even though the S&P 500, as well as the S&P Component, has had significant positive performance during the Time Horizon.

Worst Case Scenarios for the Fund's S&P 500 Participation

The opportunity cost of not allocating assets to the S&P Component will be particularly high if early in the Time Horizon: (a) the Fund's NAV per Share decreases; or (b) the value of the S&P Component declines. In either case, all or substantially all of the Fund's assets could be allocated to the Fixed-Income Component for the remainder of the Time Horizon.

If a Shareholder only receives the Minimum NAV Assurance per Share at the Maturity Date, the Shareholder will have foregone the opportunity to have invested in another investment that could have provided a positive return during the Time Horizon.

Annuity Charges

The Minimum NAV per Share assumes annual variable annuity contract charges at the rate of 1.59%. Contract owners who are subject to lower contract charges will incur additional opportunity costs, as SGAM will reduce the Fund's S&P Component allocation so as to preserve a Minimum NAV per Share higher than that needed to return to such investors their initial subscription amount as of the Maturity Date, plus their (lower) contract charges.

General Risks:

No Minimum NAV Assurance on Redemptions

Redemptions prior to the Maturity Date will be made at NAV and are not eligible for the Minimum NAV Assurance.

Declining Interest Rates

A decline in prevailing U.S. interest rates could materially increase the opportunity costs of the Minimum NAV Assurance. Any such decline would increase the present value of the Minimum NAV Assurance, potentially causing the Investment Adviser to allocate all of the Fund's assets to the Fixed-Income Component in order to assure that such assets do not fall below the present value of the Minimum NAV per Share.

Asset Allocation May Underperform Static Strategies

The success of the Fund's strategy depends on the Investment Adviser's ability to allocate assets between the S&P Component and the Fixed-Income Component. Because the Fund will allocate capital between both stocks and bonds, the Fund may underperform stock funds when stocks are in favor, underperform bond funds when bonds are in favor and underperform static strategies combining stocks and bonds.

The asset allocation process results in transaction costs. Volatile periods in the market will increase these costs, reducing the returns to investors as well as the Fund's participation in the S&P Component. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Fund, may increase the Fund's transaction costs.

Example of Opportunity Costs

Assume you invested $_________ in the Shares at $10 per Share and the Fund's highest NAV calculated during the Subscription Period was $11 per Share. You will have [_____] Shares in your account. Your initial Minimum NAV per Share will be $11.00, plus $________ to reflect the 1.59% per annum charges assumed to be assessed at the variable annuity contract level.

If the Fund maintains an initial 30% (purely hypothetical) allocation to the S&P Component, which increases 10% per annum, and interest rates remain at an assumed 5% per annum at the Maturity Date, the Net Asset Value per Share (without giving effect to any dividends) would equal $________ as of the Maturity Date; whereas, if the Fund's assets had been invested 100% in the S&P Component the Net Asset Value per Share would have been $________. On the other hand, were the S&P to decline by 10% each year, the Minimum NAV per Share as of the Maturity Date would equal $________, while the Net Asset Value per Share would have been only $______.

Credit Risks

The ability of the Fund to provide Minimum NAV Assurance depends upon the ability of the Investment Adviser to meet its financial obligations. If the Investment Adviser were unable to satisfy the Minimum NAV Undertaking and its parent, Societe Generale, were unable to contribute sufficient funds to the Investment Adviser to do so, Shareholders would receive less than the Minimum NAV per Share.

General Risks of Stock and Bond Investments

The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Changes in the value of the Fund's fixed-income investments may also occur in response to interest-rate movements -- generally, when interest rates go up, the value of fixed-income securities goes down.

Who should invest?

The Fund may be an appropriate investment to fund a portion of a variable annuity for contract owners who:

     o    have an investment time horizon of at least seven years

     o are conservative investors who seek potential for growth but place a premium on capital preservation

Types of expenses that the Fund may charge:
Annual Fund Operating Expenses -- expenses that cover the costs of operating the Fund.

Management Fee -- a fee paid to the Investment Adviser for managing the Fund.



RISK/RETURN BAR CHART

This Prospectus does not include a Risk/Return Bar Chart because, as of the date of this Prospectus, the Fund has not yet commenced operations.

Fees and expenses

The Fund currently offers one class of Shares.

This table shows the different fees and expenses that you may pay if you buy and hold Shares of the Fund. Future expenses may be greater or less than those indicated below.

Annual Fund Operating Expenses (Expenses that are deducted from the Fund's total assets):(a)

  Management Fee (b)                                                   0.95%

  Other Expenses (including transfer agency fees)(c)                   0.30%

  Total Annual Fund Operating Expenses                                 1.25%

(a) The above fees and expenses do not include fees and expenses charged or incurred by the separate accounts that purchase shares of the Fund to serve as investment vehicles under variable annuity contracts. For information on these fees and expenses, please refer to the prospectus for the variable annuity contract in which you are interested.

(b) Reflects fees for investment advisory services, including the Minimum NAV Assurance provided by the Investment Adviser.

(c) Estimated for the current fiscal year. Pursuant to the Investment Advisory Agreement, the Investment Adviser has agreed to reimburse the Fund to the extent necessary to limit the Fund's annual ordinary operating expenses, excluding the fee payable to the Investment Adviser, to 0.30% of average daily net assets. Any such reimbursement shall be payable annually. The Investment Adviser will not provide reimbursement in connection with portfolio transaction expenses and litigation and other extraordinary expenses incurred by the Fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example do not reflect fees and expenses charged or incurred by the separate accounts that purchase shares of the Fund to serve as investment vehicles under variable annuity contracts. For information on these fees and expenses, please refer to the prospectus for the variable annuity contract in which you are interested.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be

         1 year                     3 years

         $127                       $397

Your Account

THE INSURANCE COMPANIES

Shares of SGAM Variable Series Funds, Inc. are sold only to separate accounts of insurance companies (the "Insurance Companies") to fund certain variable life insurance contracts and/or variable annuities (the "Contracts") issued by the Insurance Companies. Shares of this Fund are sold exclusively to separate accounts funding variable annuity contracts issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York.

Shares of SGAM Variable Series Funds, Inc. are owned by the Insurance Companies, not by the Contract owners. A Contract owner has no direct interest in the Shares of the Fund, but only in the relevant Contract. Contracts are described in a separate prospectus. That prospectus describes the relationship between changes in the value of Shares of the Fund, and the benefits provided under such Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because Shares of the Fund will be sold only to Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York for the separate accounts, the terms "Shareholder" and "Shareholders" in this Prospectus refer to the Insurance Companies.

The Minimum NAV per Share assumes annual variable annuity contract charges at the rate of 1.59%. Contract owners who are subject to lower contract charges will incur additional opportunity costs, as SGAM will reduce the Fund's S&P Component allocation so as to preserve a Minimum NAV per Share higher than that needed to return to such investors their initial subscription amount as of the Maturity Date, plus their (lower) contract charges.

HOW TO BUY AND SELL SHARES

In this Prospectus, Shares of the Fund are offered exclusively to separate accounts funding variable annuity contracts issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York throughout the Subscription Period. The price of Shares purchased by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York is based on the next calculation of the per Share NAV of the Fund after an order is placed.

The Fund may reject any order to buy Shares and may suspend the sale of Shares at any time.

Shares of the Fund may not be purchased after the close of the Subscription Period, except in connection with the reinvestment of dividends and distributions.

The Fund will redeem all full and fractional Shares for cash. The price of redeemed Shares is based on the next calculation of NAV after a redemption order is placed. Prior to the Maturity Date, the value of Shares at the time of redemption may be more or less than a Shareholder's initial subscription, depending in part on the NAV of such Shares at such time. Shareholders who hold Shares until the Maturity Date will receive the benefit of the Minimum NAV Assurance. On the Maturity Date, the value of outstanding Fund Shares will be the greater of the then current NAV and the Minimum NAV per Share. See the example at page __ for help in understanding how this amount is calculated.

HOW SHARES ARE PRICED

Shares of the Fund are offered at a price equal to the NAV per Share of the Fund next determined after the order is received. This is the offering price. Prior to the Maturity Date, Shares are also redeemed at their NAV. The Fund calculates its NAV (generally by using market quotations) each day the New York Stock Exchange is open ("Business Day") as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, the Board of Directors may value those securities at their fair value. The Board of Directors may delegate this duty to certain officers of the Fund, subject to its review and supervision. The NAV used in determining Share price is the next one calculated after a purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its Shares. As a result, the Fund's NAV may change on days when an Insurance Company will not be able to purchase or redeem the Fund's Shares.

Dividends -- ordinary income and capital gains paid to Shareholders.




DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund intends to elect and qualify for the special tax treatment afforded as regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"), and to meet certain diversification requirements applicable to separate accounts underlying variable insurance products. As long as it so qualifies, the Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Shareholders. The Fund intends to distribute substantially all of such income, once per year after the close of the Company's fiscal year. All dividend distributions are required to be reinvested in additional Shares of the Fund.

Currently, Shares of the Fund are offered only to separate accounts of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to the Fund's insurance company Shareholders or upon the sale or redemption of Shares of the Fund held by insurance company Shareholders. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable annuity contracts and the holders thereof.

MANAGEMENT OF THE FUND

SGAM, the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Company's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Fund pays the Investment Adviser a fee at an annual rate of 0.95% of the average daily net assets of the Fund. The Investment Adviser will pay fees to Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York and its affiliates for administrative and other services provided with respect to the Fund and its availability through variable annuity contracts. Such fees will be based on the assets of the Fund and may be significant.

SGAM, whose address is 560 Lexington Avenue, New York, New York, is a subsidiary of Societe Generale Asset Management S.A. ("SGAM S.A."), a French-based portfolio management company, which is itself a subsidiary of Societe Generale, a publicly-owned, full-service French bank formed in 1864 with presence worldwide. As of the date of this Prospectus, Societe Generale is rated AA- by Standard and Poor's and Aa3 by Moody's Investors Services, Inc. These ratings only relate to Societe Generale's financial ability to fulfill its potential obligations in the event there is a Minimum NAV Shortfall; these ratings are not indicative of the Fund's ability to meet its objective or to avoid losses not covered by the Minimum NAV Assurance. As of December 31, 2001, Societe Generale had stockholders' equity of EUR 15.8 billion, total capitalization of EUR 27.1 billion and total deposits of EUR
150.5 billion (all figures approximate).

The SGAM group provides a full range of portfolio management services to institutional and individual clients around the world and has its main offices in Paris, Los Angeles, New York, London, Frankfurt, Tokyo and Singapore. SGAM S.A. was formed in 1997 following a spin-off of the portfolio management activities within Societe Generale, which date to 1964. As of March 31, 2002, SGAM S.A. and its affiliates had assets under management of over $270 billion. Starting in 1991, SGAM S.A. and its affiliates began developing and managing guaranteed and structured products indexed on equities, equity funds and other instruments, and, as of March 31, 2002, had over $15 billion in such products.

SGAM may pay fees to its affiliate, the Trust Company of the West ("TCW"), in connection with TCW's referral of Insurance Companies to SGAM to utilize the Company as a funding vehicle for their separate account products.

ADDITIONAL INFORMATION

Independent Auditors -- [name], [address], has been selected to serve as the independent auditors of the Fund.

Custodian -- Investors Bank & Trust, acts as Custodian of the Fund's assets.

Transfer and Dividend Disbursing Agent -- [name], [address], acts as the Fund's Transfer Agent and is responsible for the issuance, transfer and redemption of Shares and the opening and maintenance of Shareholder accounts. ___ will receive an annual fee of $_________________ and will be entitled to reimbursement of out-of-pocket expenses.

Legal Counsel -- Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, NY 10019, is counsel for the Fund.

Administrator-- PFPC Inc. acts as the Fund's Administrator and is responsible for ______________.

For More Information

Shareholder Reports

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to Shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-_________.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at SGAM Variable Series Funds, Inc., 560 Lexington Avenue, New York, New York, 10022, or by calling 1-800-________.

Contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publincinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-21191

                                         The Principal Protection Fund
                                         of SGAM Variable Series Funds, Inc.


                                         Prospectus

                                         __________, 2002

The information in this statement of additional information is not complete and may be changed. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                             Subject to Completion

               PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION,
                            dated August 27, 2002

                         The Principal Protection Fund
                      of SGAM Variable Series Funds, Inc.

  560 Lexington Avenue, New York, New York 10022 o Phone No. (___) ___-____

         The Principal Protection Fund (the "Fund") offers its shares ("Shares") exclusively to separate accounts funding variable annuity contracts issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. SG Asset Management, Inc. (the "Investment Adviser" or "SGAM") acts as the Fund's Investment Adviser. The Fund is one series of SGAM Variable Series Funds, Inc. (the "Company"), a diversified open-end series investment company registered under the Investment Company Act of 1940. Shares of the Company (including shares of Series other than the Fund) are sold only to insurance companies and their separate accounts as the underlying investment vehicles for certain variable annuity and variable life insurance contracts.

         The Subscription Period for the Fund will run from _______, 2003 through ______, 2003. The Fund will not begin allocating investments between the S&P Component and the Fixed-Income Component (each as defined herein) until at least $500,000 in net subscriptions have been received and will be terminated if net subscriptions totaling less than $50 million have been received by the end of the Subscription Period.

         This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated _______, 2002 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, by calling (800) ___-____ or by writing to the Fund at the above address. The Prospectus is incorporated by reference into the Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus.

                SG Asset Management, Inc. -- Investment Adviser


     The date of this Statement of Additional Information is _____, 2002.

                               TABLE OF CONTENTS

                                                                          Page

The Insurance Companies.....................................................2
Investment Strategy and Restrictions........................................2
Investment Restrictions.....................................................7
Management of the Company...................................................9
Investment Advisory Arrangements...........................................11
Determination of Net Asset Value...........................................12
Portfolio Transactions and Brokerage.......................................12
Purchase of Shares.........................................................13
Redemption of Shares.......................................................13
Dividends and Taxes........................................................14
Performance Data...........................................................15

                            THE INSURANCE COMPANIES

Shares of the Fund are sold to separate accounts ("Separate Accounts") of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New
York (the "Insurance Companies") to fund certain variable annuity contracts (together, "Contracts") issued by the Insurance Companies. The rights of the Insurance Companies as Shareholders should be distinguished from the rights of a Contract owner, which are set forth in the relevant Contract. A Contract owner has no direct interest in Shares of the Fund, but only in his or her respective Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of Shares of the Fund, and any distributions on such Shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since Shares of the Fund will be sold only to the Insurance Companies for the Separate Accounts, the terms "Shareholder" and "Shareholders" in this Statement of Additional Information refer to the Insurance Companies.

Insurance Law Restrictions

 In order for Shares of the Fund to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for the Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold.

The New York insurance law requires that investments of the Fund be made with the degree of care of an "ordinarily prudent person." The Investment Adviser believes that compliance with this standard will not have any negative impact on the performance of the Fund.

Other Considerations

The Investment Adviser will use its best efforts to assure that the Fund complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of the Fund to achieve its investment objective.

                     INVESTMENT STRATEGY AND RESTRICTIONS

The Fund will offer Shares from ________, 2003 through ____, 2003 (the "Subscription Period"). The Fund will not begin allocating investments between the S&P Component and the Fixed-Income Component (each as defined below) until at least $500,000 in net subscriptions have been received and will invest subscriptions in money market instruments in the Fixed-Income Component prior to that point. The Fund will be terminated if net subscriptions totaling less than $50 million have been received by the end of the Subscription Period.

The Fund's investment objective is to provide Shareholders with the investment return generated by optimizing the allocation of the Fund's assets to the equity securities and related instruments which comprise the S&P Component while preserving sufficient capital to provide the Minimum NAV Assurance.

If the NAV per Share on the Maturity Date is less than the Minimum NAV per Share, the Investment Adviser will pay the Fund the Minimum NAV Shortfall in immediately available funds. Societe Generale, the ultimate parent of the Investment Adviser, has agreed to contribute sufficient assets to the Investment Adviser to ensure that the Investment Adviser is able to fulfill its financial obligations under the Minimum NAV Undertaking.

The Investment Adviser's priority in implementing its asset allocation strategy will be to conserve Fund assets by allocating assets to the Fixed-Income Component so that no amounts are due under the Minimum NAV Undertaking. Consequently, there can be no assurance as to any investment returns generated by the Shares, irrespective of increases in the S&P 500 and/or in the S&P Component during the Time Horizon.

The Fund's investment components:

The Fund will not implement an "investment strategy" in any conventional sense. Rather, SGAM's asset allocation strategy seeks to optimize the exposure of an account to a "risky" asset class (in the case of the Fund, the S&P

Component), while reducing and, if necessary, eliminating market exposure before losses in excess of a pre-determined level are incurred (in the case of the Fund, losses that would cause the NAV per Share to decline below the present value of the Minimum NAV per Share). SGAM will not attempt, and does not purport, to add value through its selection of the particular instruments included in the S&P and Fixed-Income Components. SGAM's selection of the instruments to be included in the S&P 500 and Fixed-Income Components will be driven by the ease and efficiency with which they can be used in SGAM's asset allocation model, not by the objective of maximizing returns to the Fund.

The Fixed-Income Component constitutes a basket of low risk, low return investments with a fixed and determinable return, whereas the return on the S&P Component is speculative. Consequently, allocating assets to the Fixed-Income Component is a means of reducing market exposure and recognizing a determinable yield on the Fund's assets, thereby assuring that the NAV per Share does not fall below the present value of the Minimum NAV per Share. Allocating assets to the S&P Component, on the other hand, increases both the market risk and the profit potential of the Shares.

o The Fixed-Income Component -- consisting of investment-grade fixed-income securities, including securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities of a short to intermediate duration, as well as short-term paper, deposits, cash or cash equivalents, and interest rate swaps. The Fixed-Income Component also may include STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities, as well as corporate bonds rated [BBB-] [AA-] or higher by Standard & Poor's and/or [Baa3][Aa3] or higher by Moody's Investors Service, Inc. or determined to be of equivalent quality by the Investment Adviser, futures on U.S. Treasury securities and money market instruments. The Investment Adviser seeks to select investments for the Fixed-Income Component with financial characteristics such as duration and yield that in the aggregate will, at any point in time, replicate those of a portfolio of zero coupon bonds that mature at or near the Maturity Date. The Investment Adviser will not attempt to enhance the yield on the Fixed-Income Component; and

o The S&P Component -- the S&P Component seeks to track the performance of the Standard and Poor's 500 Index (the "S&P 500") by investing in a portfolio of equity securities and other instruments, including, but not limited to, S&P index futures contracts and, to the extent permitted by law, in exchange traded funds and other investment companies that seek to replicate the S&P 500. The S&P 500 is an unmanaged stock market index comprised of the common stocks of 500 of the largest publicly traded companies in the United States selected by Standard and Poor's Corporation ("S&P").

Standard & Poor's Disclaimer

     The Fund and its S&P Component are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund ,as Licensee, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the S&P Component. S&P has no obligation to take the needs of the Licensee or the owners of the S&P Component into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's Shares or the timing of the issuance or sale of the Fund's Shares or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH

     RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In selecting instruments for the Fixed-Income and S&P Components, the Fund reserves the right, at a future date, to invest the Fund's assets in other open-end registered investment companies advised by the Investment Adviser or affiliates to the extent permitted by applicable law and provided any such investment is consistent with the Fund's investment objective.

Possible Termination of the Investment Advisory Agreement

If the Investment Advisory Agreement is terminated prior to the Maturity Date, the Minimum NAV Assurance assures investors that the NAV per Share is no less than the present value of the Minimum NAV per Share.

The Investment Advisory Agreement may be terminated at the election of the Investment Adviser under certain circumstances specified in the Investment Advisory Agreement (the "Termination Events"). The Termination Events are as follows:

o the Investment Adviser is required to do so by applicable law or regulation or is involuntarily dissolved or declared bankrupt or insolvent by a governing regulatory body; or, as a result of circumstances beyond its control, ceases to have full authority and sole discretion to manage, and allocate between, the S&P Component and the Fixed-Income Component;

o on any business day after the end of the Subscription Period, the aggregate sales of the Shares minus the aggregate redemptions of Shares is less than $15 million; or

o there is a change in the portfolio diversification requirements for registered investment companies set forth either in the Internal Revenue Code of 1986 or the Investment Company Act of 1940 that materially adversely affects the Investment Adviser's ability to provide the Minimum NAV Assurance.

The Investment Adviser must provide at least 90 days' notice of termination of the Investment Advisory Agreement.

Allocation Process

In making allocations between the Fixed-Income and the S&P Components, the Investment Adviser will consider, among other things, the market value of the Fund's assets as compared to the present value of the Minimum NAV per Share, the volatility of the equity and fixed-income markets, the expected return on the Fixed-Income Component, and the length of time remaining until the Maturity Date.

Opportunity Costs

It is expected that a significant portion of the Fund's assets will be allocated to the Fixed-Income Component in order to provide the Minimum NAV Assurance without risk of SGAM having itself to contribute monies to the Fund pursuant to the Minimum NAV Undertaking.

The opportunity cost of the Minimum NAV Assurance -- the reduction in the Fund's participation in the S&P Component in order to conserve Fund assets to a level above the present value of the Minimum NAV per Share -- is substantial.

Initially, it is expected that approximately [70]% of the Fund's assets will be allocated to the Fixed-Income Component. If the market value of the S&P Component rises, the percentage of the Fund's assets allocated to the S&P Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Fund will affect these allocations. For example, if the Fund incurs early losses, SGAM may allocate 100% of the Fund's assets to the Fixed-Income Component for the entire Time Horizon, irrespective of subsequent upward movements in the S&P 500 and/or the S&P Component. The Fund is not required to allocate any minimum percentage of assets to the S&P Component. The S&P 500 and/or the S&P 500 Component may increase substantially over the Time Horizon but the NAV per Share on the Maturity Date may equal only the Minimum NAV per Share, whereas had Shareholders simply invested in "risk free" Treasury securities with a duration corresponding to the Time Horizon, the value of their investment as of the Maturity Date would have been substantially higher.

No Assurance of the Level of the Fund's S&P Component Participation/Tracking
Error

The extent to which the Fund participates in upward movements in the S&P Component over the Time Horizon will be "path dependent." Depending on the performance of the Fund, the performance and volatility of the Fixed-Income and S&P Components, interest rates and other factors, the Fund might capture a material portion, very little or none of any S&P Component increase over the Time Horizon.

SGAM's asset allocation model is designed to optimize the Fund's participation in the S&P Component, given the parameters (the Minimum NAV per Share and the length of the Time Horizon) of the Minimum NAV Assurance. Nevertheless, investors, in purchasing Shares, are achieving the comfort of the Minimum NAV Assurance at the expense of material opportunity costs.

An investor could achieve his or her own Minimum NAV Assurance, at a lower cost than that imposed on the Fund, simply by investing in an S&P 500 fund the difference between the Minimum NAV per Share and the present value of the Minimum NAV per Share, while investing the remainder of what would have been such investor's subscription to the Fund in fixed-income instruments. However, an investor who did so would not recognize the potentially enhanced participation in the S&P Component which the Investment Adviser's asset allocation models make possible if the Fund's Net Assets per Share increase materially above the present value of the Minimum NAV per Share. Depending upon the performance of the Fund, the Fund's "optimized" participation in the S&P Component can result in significantly more S&P Component participation than a static S&P Component investment.

The Investment Adviser will attempt to select instruments for the S&P Component which mirror (not outperform) the S&P 500. The Investment Adviser has a reasonable expectation that there will be a close relationship between the S&P Component and the S&P 500. However, a number of factors could cause a divergence between the two, including: transaction costs, changes in the composition of the S&P 500 or in the number of shares outstanding for the components of the S&P 500, the timing and amount of Shareholder redemptions and the instruments selected by the Investment Adviser for the S&P Component. As a result of the S&P Component including instruments which do not entirely replicate the S&P 500, it is likely that some discrepancy (or "tracking error") will develop between the S&P Component and the S&P 500 itself.


Following the Maturity Date:

On the first business day following the Maturity Date, the Fund will terminate and the Shares will be redeemed.

The Costs of the Minimum NAV Assurance

Although the investment objective of the Fund is to optimize its participation in the S&P Component, the primary objective of the Investment Adviser's asset allocation model is to preserve sufficient Fund assets to generate the Minimum NAV Assurance without SGAM incurring any financial obligations under the Minimum NAV Undertaking.

It is possible that on the Maturity Date, a Shareholder could receive only the Minimum NAV per Share even though the S&P 500, as well as the S&P Component, has had significant positive performance during the Time Horizon.

Worst Case Scenarios for the Fund's S&P 500 Participation

The opportunity cost of not allocating assets to the S&P Component will be particularly high if early in the Time Horizon: (a) the Fund's NAV per Share decreases; or (b) the value of the S&P Component declines. In either case, all or substantially all of the Fund's assets could be allocated to the Fixed-Income Component for the remainder of the Time Horizon.

If a Shareholder only receives the Minimum NAV Assurance per Share at the Maturity Date, the Shareholder will have foregone the opportunity to have invested in another investment that could have provided a positive return during the Time Horizon.

Annuity Charges

The Minimum NAV per Share assumes annual variable annuity contract charges at the rate of 1.59%. Contract owners who are subject to lower contract charges will incur additional opportunity costs, as SGAM will reduce the Fund's S&P Component allocation so as to preserve a Minimum NAV per Share higher than that needed to return to such investors their initial subscription amount as of the Maturity Date, plus their (lower) contract charges.

No Minimum NAV Assurance on Redemptions

Redemptions prior to the Maturity Date will be made at NAV and are not eligible for the Minimum NAV Assurance.

Declining Interest Rates

A decline in prevailing U.S. interest rates could materially increase the opportunity costs of the Minimum NAV Assurance. Any such decline would increase the present value of the Minimum NAV Assurance, potentially causing the Investment Adviser to allocate all of the Fund's assets to the Fixed-Income Component in order to assure that such assets do not fall below the present value of the Minimum NAV per Share.

Other Fluctuations; General Risks of Stock and Bond Investments

The value of the Fund's investments will fluctuate. These changes may occur because a particular stock or bond market in which the Fund invests is rising or falling. Changes in the value of the Fund's fixed-income investments may occur in response to interest rate movements -- generally, when interest rates go up, the value of fixed-income securities goes down. For certain fixed-income investments, these specific factors include the possibility that the issuer may default on its obligations. The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Changes in the value of both the Fund's equity and fixed-income investments may also occur as the result of specific factors that affect particular investments.


Asset Allocation May Underperform Static Strategies

The success of the Fund's strategy depends on the Investment Adviser's ability to allocate assets between the S&P Component and the Fixed-Income Component. Because the Fund will allocate capital between both stocks and bonds, the Fund may underperform stock funds when stocks are in favor, underperform bond funds when bonds are in favor and underperform static strategies combining stocks and bonds.

The asset allocation process results in transaction costs. Volatile periods in the market will increase these costs, reducing the returns to investors as well as the Fund's participation in the S&P Component. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Fund, may increase the Fund's transaction costs.

Credit Risks

The ability of the Fund to provide Minimum NAV Assurance depends upon the ability of the Investment Adviser to meet its financial obligations. If the Investment Adviser were unable to satisfy the Minimum NAV Undertaking and its parent, Societe Generale, were unable to contribute sufficient funds to the Investment Adviser to do so, Shareholders would receive less than the Minimum NAV per Share.

                            INVESTMENT RESTRICTIONS

The Company has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Fund and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting Shares of the Fund (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Shares present at a meeting at which more than 50% of the outstanding Shares of the affected Fund are represented or (ii) more than 50% of the outstanding Shares of the affected
Fund). The investment objective of the Fund is fundamental, and as such may not be changed without the approval of the holders of a majority of the outstanding Shares of the Fund.

Under the Fund's fundamental investment restrictions, the Fund (unless noted otherwise below) may not:

         1. Make investments for the purpose of exercising control or management.

         2. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

         3. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities in accordance with applicable law.

         4. Issue senior securities to the extent such issuance would violate applicable law.

         5. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 331/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

         6. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

         7. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors of the Company without Shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in Shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

         a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase Shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its Shares are owned by another investment company that is part of the same group of investment companies as the Fund.

         b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

         c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Company have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are registered securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Company are not subject to the limitations set forth in this investment restriction.

         d. Notwithstanding fundamental investment restriction (5) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemption in amounts not exceeding 331/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on financial futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Company without the approval of the Fund's Shareholders. However, the Directors will not change or modify this policy prior to the change of modification by the Commission staff of its position.

In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or
(b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sales contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

                           MANAGEMENT OF THE COMPANY

Directors and Officers

The Directors of the Company consist of _____ individuals, ______ of whom are not "interested persons" of the Company as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Company and each of its series and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Company's Audit Committee ("Audit Committee"). The principal responsibilities of the Committee are to
(i) recommend to the board the selection, retention or termination of the Company's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Company's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Company's independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor's independence; and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Company's accounting and financial reporting policies and practices and internal controls. The Board of the Company has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders.

Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Company is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate (the "Affiliated Funds") and other public directorships.


                                           Term of
                          Position(s)     Office* and           Principal             Number of
 Name, Address and Age     Held with    Length of Time     Occupation(s) During    Affiliated Funds         Public
     of Directors         the Company      Served            Past Five Years          Overseen         Directorships
----------------------    -----------   --------------     --------------------    ----------------    -------------

                           Director      Director since                             _____ registered
                                         2002                                       investment
                                                                                    companies
                                                                                    consisting of
                                                                                    _____ portfolios


* Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Company's by-laws or charter or by statute.

Certain biographical and other information relating to the Directors who are officers and "interested persons" of the Company as defined in the Investment Company Act (the "interested Directors") and to the other officers of the Company is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in Affiliated Funds and public directorships held.


                                           Term of
                          Position(s)     Office* and           Principal             Number of
 Name, Address and Age     Held with    Length of Time     Occupation(s) During    Affiliated Funds         Public
     of Directors         the Company      Served            Past Five Years          Overseen         Directorships
----------------------    -----------   --------------     --------------------    ----------------    -------------

Hoan Nguyen-Quang         Director and   Director and                               _____ registered
                          President      President                                  investment
                                         since 2002                                 companies
                                                                                    consisting of
                                                                                    ____ portfolios

Irwood Schlackman     Director,        Director,                                    _____ registered
                      Secretary and    Secretary and                                investment
                      Treasurer        Treasurer                                    companies
                                       since 2002                                   consisting of
                                                                                    ____ portfolios


* Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Company's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

** _________________ is an "interested person," as defined in the Investment Company Act of the Company based on his[her] positions as _______________________ of ____________________________,

*** Elected by and serves at the pleasure of the Board of Directors of the Company.

Officers of the Company. The Board of Directors has elected ______ officers of the Company. The following sets forth information concerning each of these officers.


                            Position(s) Held
                          with the Company and                                       Number of
 Name, Address* and Age      Length of Time         Principal Occupation(s)      Affiliated Funds
      of Officers               Served**             During Past Five Year           Overseen
-----------------------   --------------------   ---------------------------     ----------------

Marc Paasch (  )          ____ and Portfolio     Head of portfolio insurance     _____ registered
                          Manager of the Fund    management since 2002;          investment
                          since 2003             president of merger arbitrage   company
                                                 proprietary trading at SG       consisting of
                                                 Cowen Securities Corp. from     _____ portfolios
                                                 __ to __; vice president of
                                                 equity derivative trading at
                                                 SG Cowen Securities Corp.
                                                 from __ to __.

** Elected by and serves at the pleasure of the Board of Directors of the Company.

Compensation of Directors

Pursuant to the terms of the Investment Advisory Agreement between SGAM and the Fund, the Investment Adviser pays all compensation of officers and employees of the Fund.

The Fund pays each Director not affiliated with the Investment Adviser an annual fee of $_______ plus a fee of $______ for each meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. [The Fund also compensates members of its Audit Committee (the "Committee"), which consists of all of the non-interested Directors, with a fee of $_____ per year.] [The Chairman of the Audit Committee is paid an additional annual fee of $_____.] The following table sets forth the estimated compensation to be earned by the non-interested Directors for the fiscal year ended _________________, 2003 and the aggregate compensation paid to them by all investment companies advised by the Investment Adviser and its affiliates, ("Affiliated Funds"), for the calendar year ended December 31, 2001:


                                                                Pension or Retirement       Aggregate Compensation
                                                             Benefit Accrued as Part of        from Company and
       Name of Director           Compensation from Fund          Company Expenses             Affiliated Funds
-------------------------         ----------------------     ---------------------------    ----------------------



Share Ownership. Because Shares of the Fund are not sold directly to the public, none of the Directors owns any Shares of Fund.

At a meeting of the Board of Directors held on ________, 2002, the Board approved the Fund's Investment Advisory Agreement (as hereinafter defined). In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services to be provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide, or arrange for the provision of, administrative services, shareholder services, and other services necessary for the operation of the Fund. The Board also considered the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The Directors also considered the Investment Adviser's access to research services from brokers to which the Investment Adviser may allocate Fund brokerage in a "soft dollar" arrangement. In connection with its consideration of the Investment Advisory Agreement, the Board also compared the Fund's advisory fee rate, expense ratios and historical performance to those of comparable funds.

Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the proposed nature and quality of the services to be provided by the Investment Adviser to the Fund and that the investment advisory fee rate was reasonable in relation to such services.

Code of Ethics

The Board of Directors of the Company, the Investment Adviser and the Distributor each have approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company and its series.

                       INVESTMENT ADVISORY ARRANGEMENTS

The Company has entered into the Investment Advisory Agreement on behalf of the Fund with SGAM, the Investment Adviser.

Securities held by the Fund may also be held by other funds for which the Investment Adviser or its affiliates acts as an adviser or by investment advisory clients of the Investment Adviser. If purchases or sales of securities for the Fund or other funds for which the Investment Adviser or its affiliates acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Advisory Fee. As compensation for its services to the Fund, the Investment Adviser receives a fee at the end of each month from the Fund at an annual rate of 0.95% of the average daily net assets of the Fund.

The Investment Advisory Agreement relating to the Fund, unless earlier terminated pursuant to a Termination Event, will continue in effect for an initial period of two years and from year to year hereafter if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding Shares of the Fund, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Board of Directors of the Company approved the Investment Advisory

Agreement on behalf of the Fund, at a meeting held on __________, 2002. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either the Fund or by the vote of the Shareholders of the Fund.

The Investment Adviser will pay fees to Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York and its affiliates for administrative and other services provided with respect to the Fund and its availability through variable annuity contracts. Such fees will be based on the assets of the Fund and may be significant.

Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser or its participating affiliates to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Company who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in its operation, including a portion of the Company's general administrative expenses allocated on the basis of the Fund's asset size. Expenses that will be borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the Shares under federal, state or foreign laws, pricing costs (including the daily calculation of NAV), interest, certain taxes, charges of the custodian and transfer agent and other expenses attributable to the Fund. Expenses which will be allocated on the basis of size of the Fund include directors' fees, legal expenses, state franchise taxes, auditing services, costs of preparing, printing and mailing proxies, stock certificates, SEC fees, accounting costs and other expenses properly payable by the Company and allocable on the basis of size of the Fund. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Fund or allocated on the basis of the size of the Fund. The Board of Directors has determined that this is an appropriate method of allocation of expenses. The Investment Adviser will reimburse the Fund to the extent necessary to limit the Fund's annual ordinary operating expenses, excluding the fee payable to the Investment Adviser, to 0.30% of average daily net assets. Any such reimbursement shall be payable annually. The Investment Adviser will not reimburse the Fund for portfolio transaction expenses and litigation and other extraordinary expenses.

                       DETERMINATION OF NET ASSET VALUE

The NAV of Shares of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on the prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is open on business days other than national holidays and Good Friday. The NAV per Share of Shares of the Fund is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by the Fund minus all liabilities (including accrued expenses) by the total number of Shares outstanding of the Fund at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

Securities held by the Fund are valued as follows: Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions in securities traded in the OTC market are valued at the last available ask price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by and under the authority of the Directors as the primary market. When the Fund writes an option, the amount of the premium received is recorded on the books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Futures contracts are valued at settlement price at the close of the applicable exchange. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

The Company uses pricing services to value bonds held by the Fund. The Board of Directors of the Company has examined the methods used by the pricing services in estimating the value of securities held by the Fund and believes that such methods will reasonably and fairly approximate the price at which those securities may be sold and result in a good faith determination of the fair value of such securities; however, there is no assurance that securities can be sold at the prices at which they are valued.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Neither the Company nor the Fund has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and allocation of brokerage. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transactions and difficulty of execution. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own account. On occasions, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund will primarily consist of brokerage commissions or underwriter or dealer spreads. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of the Fund's portfolio securities unless an exemptive order allowing such transactions is obtained from the SEC. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund may not serve as the Fund's dealer in connection with such transactions except pursuant to exemptive orders from the SEC. However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis, subject to the Fund's policy of obtaining best price and execution. The Fund may not purchase securities from any underwriting syndicate of which SG Cowen Securities Corporation is a member except in accordance with rules and regulations under the Investment Company Act. Certain court decisions have raised questions as to whether investment companies should seek to "recapture" brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Fund would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Fund will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act, if the Directors should determine that recapture is in the best interests of the Fund or otherwise required by developments in the law.

While the Investment Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund's portfolio securities, dealers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analysis of the business or prospects of a company, industry or economic sector. If, in the judgment of the Investment Adviser, the Fund will be benefited by such supplemental research services, the Investment Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts.

                              PURCHASE OF SHARES

 The Fund will continuously offer Shares throughout the Subscription Period at prices equal to the respective per Share NAV of the Fund. NAV is determined in the manner set forth under "Determination of Net Asset Value." Any order may be rejected by the Fund.

                             REDEMPTION OF SHARES

The Fund is required to redeem for cash all full and fractional Shares. Prior to the Maturity Date, the redemption price is the NAV per Share next determined after the initial receipt of proper notice of redemption. Redemptions made for any reason prior to the Maturity Date will be made at the next determined NAV and are not eligible for the Minimum NAV Assurance. Prior to the Maturity Date, the value of Shares at the time of redemption may be more or less than a Shareholder's initial subscription, depending in part on the NAV of such Shares at such time.

Payments will generally be made within seven days of proper notice of redemption. The right to redeem Shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the NYSE is restricted as determined by the SEC or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the NAV of the Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

                              DIVIDENDS AND TAXES

Dividends

The Company intends to distribute annually substantially all of the net investment income, if any, of the Fund. For dividend purposes, net investment income of the Fund will consist of all payments of dividends or interest received by such Fund less the estimated expenses of such Fund (including fees payable to the Investment Adviser). All dividend distributions are required to be reinvested in additional Shares of the Fund.

All net realized long-term or short-term capital gains of the Company, if any, are declared and distributed annually after the close of the Company's fiscal year to the Shareholders of the Fund to which such gains are attributable.

Under the Internal Revenue Code, each series of the Company will be treated as a separate corporation for federal income tax purposes and, thus, each series, including the Fund, is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the series. The Fund intends to elect and to qualify for treatment as a regulated investment company ("RIC") the Code. Under such provisions, the Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to Shareholders. To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities. In addition, the Code requires that the Fund meet certain diversification requirements, including the requirement that not more than 25% of the value of the Fund's total assets be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer.

If the Company fails to qualify as a RIC, the Company will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to Shareholders will constitute ordinary dividend income to the extent of the Company's available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Company shares.

The Company supports variable life insurance and variable annuity contracts and, therefore, must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements place certain limitations on the proportion of the Company's assets that may be represented by any single investment (which includes all securities of the issue) and are in addition to the diversification requirements applicable to the Company's status as a RIC. For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a RIC whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Company intends to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirement and, therefore, does not expect to be subject to this excise tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, and such change may apply retroactively.

                               PERFORMANCE DATA

From time to time, the average annual total return and other total return data, as well as yield, of the Fund may be included in advertisements or information furnished to present or prospective Contract Owners. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Securities and Exchange Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of Shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per Share on the last day of the period.

Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's Shares, when redeemed prior to the Maturity Date, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

On occasion, the Fund may compare its performance to that of the S&P 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Publications, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, Business Week, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund's performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

Organization of the Company

The Company was incorporated in Maryland on August 20, 2002, as a series fund, currently consisting of one series. The authorized capital stock of the Company consists of 400,000,000 shares of Common Stock, par value $0.10 per Share, of which 100,000,000 shares were initially classified as a series of Common Stock designated as the The Principal Protection Fund. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its Shareholders or of Contract owners, create additional series and/or offer and sell Shares of one or more of such classes.

All Shares of Common Stock have equal voting rights. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The Shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of Shares of any class are entitled to redeem their Shares as set forth under "Redemption of Shares." Shares do not have cumulative voting rights and the holders of more than 50% of the Shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining Shares would not be able to elect any directors. The Company does not intend to hold meetings of Shareholders unless under the Investment Company Act Shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants. Based on current federal securities law requirements, the Insurance Companies holding Shares of the Fund will offer owners of its variable life insurance contracts and its variable annuity contracts the opportunity to instruct such Shareholders as to how to vote Shares allocable to their contracts regarding certain matters, such as the approval of investment advisory agreements. Fund Shares not attributable to variable life insurance and annuity contracts, or for which no timely instructions are received by the Insurance Companies, are voted by Shareholders in the same proportion as the voting instructions that are received for all contracts participating in the Fund. The voting instructions received from Contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

Custodian

Investors Bank & Trust (the "Custodian"), ____________, is the Fund's
Custodian.

Transfer and Dividend Disbursing Agent

__________, acts as the Fund's Transfer Agent and is responsible for the issuance, transfer and redemption of Shares and the opening and maintenance of Shareholder accounts. ________ will receive an annual fee of $___ and will be entitled to reimbursement of out-of-pocket expenses.

Legal Counsel

Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, NY 10019, is counsel for the Fund.

Auditors

________________________, independent auditors, are auditors of the Company.

Shareholders Reports

The Fund issues to its Shareholders reports, at least semi-annually, containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

                                    Part C

                               Other Information
                               -----------------


Item 23.          Exhibits
                  --------

                  1. (a)   Articles of Incorporation of the Registrant.
                  2.       By-Laws of the Registrant.
                  3.       Portion of the Articles of Incorporation and the By-Laws of the Registrant
                  defining the rights of holders of Shares of the Fund as a series of the Registrant.(1)
                  4. (a)   Investment Advisory Agreement between the Registrant and SG Asset Management Inc.
                  (the "Investment Advisor"), dated as of ________.*
                  5. (a)   Participation Agreement between the Registrant, Merrill Lynch Life Insurance
                  Company and ML Life Insurance Company of New York, and _______________, dated as of ___________.*
                  6.       None.
                  7.       Custody Agreement between the Registrant and ___________, dated ______.*
                  8. (a)   Transfer Agency and Dividend Paying Agent Agreement between the Registrant and _______, dated _________.*
                  8. (b)   Fund Services Agreement between the Registrant and (the "Administrator"), dated as of ____________.*
                  9.       Opinion of Sidley Austin Brown & Wood LLP, counsel to the Registrant.*
                  10.      Consent of _____________, independent accountants for the Registrant.*
                  11.(a)   None.
                  12.      None.
                  14.      None.
                  15.(a)   Code of Ethics of the Registrant.*
                  15.(b)   Code of Ethics of Advisor.*

------------------------
(1)  Reference is made to Article THIRD, Article SIXTH, Article EIGHTH
     (sections (a)(1), (a)(2), (a)(3), (a)(6) and (a)(8)) and Article SIXTH
     (c)(5) of the Registrant's Articles of Incorporation, filed as Exhibit 1, to this Registration Statement; and to Article I, Article II (sections 1,
     3, 4 and 5), Article V, Article VI, Article VII (section 2) and Article
     VIII (section 9) of the Registrant's By-Laws,filed as Exhibit 2 to the
     Registration Statement.



* To be filed by Amendment.


Item 24.          Persons Controlled by or under Common Control
                  With The Registrant
                  ----------------------------------------------

                  [    ].

Item 25.          Indemnification
                  ---------------

                  See paragraphs _____ of Article ___ of the Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.

                  The existing Investment Advisory Agreement (Exhibit 4 hereof) provides that [in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Investment Adviser, the Investment Adviser shall not be liable to the Registrant or to any Shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security, except with regard to the potential requirement to contribute assets to the Fund in order to provide the Minimum NAV Assurance at the Maturity Date.]

                  In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $_____ under which the directors and officers of the Registrant are named insureds.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of the Investment Adviser
                  --------------------------------------------------------

                  Information on the Investment Adviser is incorporated by reference to the Prospectus included in this Registration Statement.

                  Partners of the Investment Adviser
                  ----------------------------------

                  Officers of the Investment Adviser



Item 27.          Principal Underwriters
                  ----------------------

         (a)      The Registrant's principal underwriter is, _______.

         (b)      As to each officer of ________:

          Name and Principal                     Positions and Offices                  Positions and Offices
           Business Address                              With                             with the Registrant
          ------------------                     ----------------------                 ----------------------

The principal business address of all such persons is ____________.

         (c)      Not applicable.

Item 28.          Location of Accounts and Records
                  --------------------------------

         The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

                  (a)

                  (b)

                  (c)


Item 30.          Management Services
                  -------------------

                  Not applicable.


Item 32.          Undertakings
                  ------------

                  Not applicable.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of August, 2002.


                                            SGAM Variable Series FUNDS, INC.
                                              (Registrant)


                                            By:/s/ Hoan Nguyen-Quang
                                               ------------------------------
                                               (Hoan Nguyen-Quang, President)

         Each of the undersigned hereby authorizes Hoan Nguyen-Quang or Irwood Schlackman, or any of them as attorney-in-fact, to sign on his behalf, individually and in his capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                  Signature                                        Title                                Date
-----------------------------------                   ---------------------------               -------------------


/s/ Hoan Nguyen-Quang                                 President and Director                    August 27, 2002
------------------------------------------            (Chief Executive Officer)
(Hoan Nguyen-Quang)

/s/ Irwood Schlackman                                 Director, Secretary and                   August 27, 2002
------------------------------------------            Treasurer
(Irwood Schlackman)

                                 Exhibit Index
                                 -------------

Exhibit Number
--------------

1.                              Articles of Incorporation of the Registrant.
2.                              By-laws of Registrant.